Exhibit 10.18

CONTRACT AMENDMENT		ARIZONA DEPARTMENT
OF HEALTH SERVICES
1740 W. Adams, Room 303
Phoenix, Arizona 85007
Contract No: ADHS15-085892	Amendment No. 2	(602) 542-1040
Procurement Specialist Ana Shoshtarikj

PROGRAM: Behavioral Health Services Administration – Health Choice Integrated Care-HCIC

Effective October 1, 2015, it is mutually agreed that the Contract referenced is amended as follows:

1.	Pursuant to Uniform Terms and Conditions, Paragraph 5. Contract Changes, 1. Amendments and Special Terms and Conditions, Paragraph 16. Contract Changes, Exhibit 11 Capitation Rates are hereby replaced with the CAPITATION RATES of this amendment.

All other provisions shall remain in their entirety.

Contractor hereby acknowledges receipt and acceptance of above amendment and that a signed copy must be filed with the Procurement Office before the effective date.		The above referenced Contract Amendment is hereby executed this day of , 2015

at Phoenix, Arizona

Signature	Date
Authorized Signatory’s Name and Title:		Procurement Officer:

Mary Jo Gregory
Contractor’s Name:

HEALTH CHOICE INTEGRATED CARE

CONTRACT AMENDMENT		ARIZONA DEPARTMENT
OF HEALTH SERVICES
1740 W. Adams, Room 303
Phoenix, Arizona 85007
Contract No: ADHS15-085892	Amendment No. 2	(602) 542-1040
Procurement Specialist Ana Shoshtarikj

EXHIBIT – 11

CAPITATION RATES

CONTRACT NO: AHDS15-085892

Health Choice Integrated Care
Capitation Rate for GSA 7
Effective Dates October 1, 2015 to September 30, 2016

Title XIX and Title XXI eligible children, under the age of 18 (represents the cost of providing covered behavioral health services to children), not enrolled in CMDP:	$39.14 pm/pm

Title XIX eligible children, under the age of 18 (represents the cost of providing covered behavioral health services to children), enrolled in CMDP:	$1,273.31 pm/pm

Title XIX and Title XXI eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members without serious mental illness):	$39.42 pm/pm

Title XIX eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members with serious mental illness, who are not receiving physical health services under this contract):

$2.92 pm/pm

Title XIX eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members with serious mental illness, who are receiving physical health services under this contract):

$1,467.89 pm/pm

DES DD ALTCS eligible children representing the cost of providing covered behavioral health services to DES DD ALTCS children.	$334.85 pm/pm

DES DD ALTCS eligible adults representing the cost of providing covered behavioral health services to DES DD ALTCS adults.	$147.57 pm/pm

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